
PacificNet Inc.
Incorporated in Delaware, USA
(Apr.8,1987)
(listed on Nasdaq)
100%
100%
100%
PacificNet Strategic Investment Holdings Limited
Incorporated in BVI
(Oct. 14, 2003)
Pacific Financial Services Limited
Incorporated in Hong Kong
(Nov. 1, 2005)
PacificNet Limited
Incorporated in Hong Kong
(Jun. 2, 1999)
100%
Shanghai Classic Group Limited
Incorporated in BVI
(Apr. 8, 2003)
51%
Guangzhou YueShen TaiYang Network Technology Co., Ltd.
Incorporated in PRC, DE
(Apr. 19, 2004)
51%
PacificNet Imobile Limited
Incorporated in BVI
(Apr.29, 2003)
100%
PacificNet Imobile (Beijing) Technology Co., Ltd.
Incorporated in PRC, WOFE
(tbc)
Products Distribution
Operation agreement
Share pledge agreement
Service agreement
Beijing Xing Chang Xin Sci&Tech Development Co., Ltd.
Incorporated in PRC, DE
(Oct.10, 2001)
Power of Attorney
PacificNet Communications Limited
Incorporated in Hong Kong
(Sep. 17, 1999)
100%
Perpetual Growth Investments Limited
Incorporated in BVI
(Apr. 20, 2000)
100%
63%
Pacific Smartime Solutions Limited
Incorporated in Hong Kong
(Nov. 28, 1995)
81%
Pacific Solutions Technology (Shenzhen) Co., Ltd.
Incorporated in PRC, WOFE
(Jun. 5, 2001)
Outsourcing
PacificNet Epro Holdings Limited
Incorporated in Hong Kong
(Sep.28, 1990)
50%
51%
PacificNet Clickcom Limited
Incorporated in BVI
(Oct . 13, 2003)
100%
Guangzhou Clickcom Digi-net Science and Technology Ltd.
Incorporated in PRC, WOFE
(Mar. 28, 2005)
Operation agreement
Share pledge agreement
Service agreement
Guangzhou Dianxun Co., Ltd.
Incorporated in PRC, DE
(Sep. 9, 2003)
Power of Attorney
Power of Attorney
Guangzhou Sunroom Information Industry Co., Ltd.
Incorporated in PRC, DE
(May 15, 2000)
41%
Pacific 3G Information & Technology Limited
Incorporated in BVI
(Jan. 5, 2005)
Operation agreement
Share pledge agreement
Service agreement
100%
Guangzhou 3G Information Technology Co., Ltd.
Incorporated in PRC, WOFE
(Apr. 4, 2005)
20%
51%
Billionaire International Investment Limited
Incorporated in BVI
(Sep. 29, 2005)
Operation agreement
Share pledge agreement
Service agreement
Power of Attorney
Guangzhou Wanrong Information Technology Co., Ltd.
Incorporated in PRC, DE
(Jul. 24, 2002)
VAS
80%
IPACT International Investment Limited
Incorporated in BVI
(Oct.12, 2005)
SP
51%
GoHi Holdings Limited
Incorporated in BVI
(Apr.8, 2003)
100%
Shenzhen GUHAIGUANCHAO Investment Consultant Co., Ltd.
Incorporated in PRC, WOFE
(Aug.1,1997)
CP
51%
PacificNet Telecommunications Solutions Limited
Incorporated in BVI
(Feb.22, 2006)
100%
Beijing Linkhead Technologies Co., Ltd.
Incorporated in PRC, DE
(Apr. 2, 2003)
PP
100%
PacificNet Games Limited
Incorporated in BVI
(Oct.22, 2003)
60%
PacificNet Solutions Limited
Incorporated in Hong Kong
(Jun. 9, 2000)
100%
PacificNet Technology (Shenzhen) Limited
Incorporated in PRC, WOFE
(Oct. 26, 2001)
51%
PacificNet Power Limited
Incorporated in Hong Kong
(Jan. 10, 2005)
100%
PacificNet Beijing Limited
Incorporated in PRC,WOFE
(Jun. 30, 2005)
68%
PacificNet Ad. Limited
Incorporated in Hong Kong
(Dec.14, 2005)